UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 25, 2019

Date of report (Date of earliest event reported)

GENPREX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38244	90 - 0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1601 Trinity Street, Bldg B, Suite 3.322, Austin, TX		78712
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02: Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Executive Officer Base Salary

On January 25, 2019, based on the recommendation of the Compensation Committee (the “Committee”) of our Board of Directors (the “Board”), the Board approved increases in base salary for our executive officers. The increases in base salary are effective as of January 1, 2019. The following table sets forth the increased base salaries for our executive officers:

Name	Title	Base Salary
Rodney Varner	Chief Executive Officer	$400,000
Julien Pham	President and Chief Operating Officer	$375,000
Ryan Confer	Chief Financial Officer	$300,000

2019 Target Bonus Opportunities

On January 25, 2019, based on the recommendation of the Committee, the Board approved target bonus opportunities for our executive officers. Under their respective target bonus opportunities, our executive officers are provided with the opportunity to earn bonus payments calculated based upon the achievement of performance objectives mutually agreed upon between the executive officer and the Board.  Each executive officer is assigned a target bonus opportunity and a range of upper and lower amounts, each of which is reflected as a percentage of that individual’s 2019 base salary and is based on the individual’s role and title in the company.

The target bonus opportunity and range of upper and lower amounts, each as a percentage of 2019 base salary, for each of our executive officers is as follows:

Name	Title	Target Bonus	Low End of Range	High End of Range
Rodney Varner	Chief Executive Officer	75%	37.5%	150%
Julien Pham	President and Chief Operating Officer	50%	25%	100%
Ryan Confer	Chief Financial Officer	40%	20%	80%

Stock Option Grants

On January 25, 2019, based on the recommendation of the Committee, the Board approved the grant of additional stock options to our executive officers. The following table sets forth the number of shares underlying the stock option grants to our executive officers:

Name	Title	Stock Options
Rodney Varner	Chief Executive Officer	615,384
Julien Pham	President and Chief Operating Officer	432,692
Ryan Confer	Chief Financial Officer	230,769

The stock options described above were granted under our 2018 Equity Incentive Plan and have a per share exercise price equal to $1.62, the closing price of our common stock as reported on The NASDAQ Capital Market on January 25, 2019. Each option is subject to a three-year vesting schedule, with 1/36 vesting monthly over the 36 months following January 25, 2019, subject to the respective optionee’s continued service with us.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: January 31, 2019	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer
(Principal Financial Officer)